Exhibit 99.1

United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended March 31, 2023

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$(7,986,666)
Unrealized Gain (Loss) on Market Value of Commodity Futures	7,488,963
Dividend Income	525,188
Interest Income	305,715
ETF Transaction Fees	1,400
Total Income (Loss)	$334,600

Expenses
Management Fees	$142,120
Professional Fees	28,645
Brokerage Commissions	20,805
Directors' Fees and insurance	6,086
Total Expenses	$197,656
Net Income (Loss)	$136,944

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 3/1/23	$216,584,141
Withdrawals (250,000 Shares)	(13,179,852)
Net Income (Loss)	136,944

Net Asset Value End of Month	$203,541,233
Net Asset Value Per Share (3,750,000 Shares)	$54.28

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended March 31, 2023 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended March 31, 2023

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$103,912
Unrealized Gain (Loss) on Market Value of Commodity Futures	201,475
Dividend Income	403,260
Interest Income	200,344
ETF Transaction Fees	1,400
Total Income (Loss)	$910,391

Expenses
Management Fees	$84,701
Professional Fees	40,840
Brokerage Commissions	293
Directors' Fees and insurance	7,305
Total Expenses	$133,139
Net Income (Loss)	$777,252

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 3/1/23	$156,851,988
Additions (150,000 Shares)	3,656,846
Withdrawals (300,000 Shares)	(7,314,460)
Net Income (Loss)	777,252

Net Asset Value End of Month	$153,971,626
Net Asset Value Per Share (6,150,000 Shares)	$25.04

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended March 31, 2023 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended March 31, 2023

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$(7,882,754)
Unrealized Gain (Loss) on Market Value of Commodity Futures	7,690,438
Dividend Income	928,448
Interest Income	506,059
ETF Transaction Fees	2,800
Total Income (Loss)	$1,244,991

Expenses
Management Fees	$226,821
Professional Fees	69,485
Brokerage Commissions	21,098
Directors' Fees and insurance	13,391
Total Expenses	$330,795
Net Income (Loss)	$914,196

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 3/1/23	$373,436,129
Additions (150,000 Shares)	3,656,846
Withdrawals (550,000 Shares)	(20,494,312)
Net Income (Loss)	914,196

Net Asset Value End of Month	$357,512,859

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended March 31, 2023 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596